Exhibit 10.45

FOURTH AMENDMENT TO
PURCHASE AND SALE CONTRACT

            THIS FOURTH AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Fourth Amendment") is made and entered into this 14th day of May, 2010 (the "Fourth Amendment Date"), by and between ANGELES INCOME PROPERTIES, LTD. 6, a California limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller") and HOMESTEAD ON LAKE LANSING, LLC, a Michigan limited liability company, having a principal address at 1575 Watertower Place, East Lansing, Michigan 48823 ("Purchaser").

RECITALS:

            WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Contract dated October 26, 2009, as amended by that certain First Amendment to Purchase and Sale Contract dated February 3, 2010, as further amended by that certain Second Amendment to Purchase and Sale Contract dated March 29, 2010, as further amended by that certain Third Amendment to Purchase and Sale Contract dated April 20, 2010 (as amended, the "Contract"), for certain real property situated in the County of Ingham, State of Michigan, commonly known as Homestead Apartments, and more specifically described in the Contract (the "Property"); and

            WHEREAS, that certain Third Amendment to Purchase and Sale Contract dated April 20, 2010 ("Third Amendment") set the Closing Date for May 21, 2010; and

            WHEREAS, Purchaser requests that the Closing Date be changed to May 20, 2010, and Seller is willing to accommodate this request on the condition that it is able to obtain an amended Loan Payoff; and

            WHEREAS, Seller and Purchaser desire to amend the Contract on the terms and conditions set forth below.

AGREEMENT:

            NOW, THEREFORE, in consideration of the mutual covenants set forth in the Contract and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree to amend the Contract as follows:

1.                  Amendment to Closing Date.  Seller hereby agrees to revise the Closing Date, as such term is defined in Section 5.1 of the Contract, from Friday, May 21, 2010 to Thursday, May 20, 2010; provided, however, that if Seller is unable to obtain a Loan Payoff statement from Lender for a Closing on such May 20, 2010 date, then the Closing Date shall automatically revert to May 21, 2010, as was provided for in the Third Amendment.  If Seller is able to obtain a Loan Payoff statement from Lender for a May 20, 2010 Closing Date, then Purchaser shall unconditionally be committed to proceed to Closing on May 20, 2010.

2.                  General Provisions.  The following provisions shall apply with respect to this Fourth Amendment:

(a)                Except as modified herein, the Contract is in full force and effect and is hereby ratified by Purchaser and Seller.

(b)               Capitalized terms used, but not otherwise defined, herein shall have the same meaning as ascribed to such terms in the Contract.

(c)                In the event of any conflict between the Contract and this Fourth Amendment, the terms and conditions of this Fourth Amendment shall control.

(d)               This Fourth Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement.  Executed copies hereof may be delivered by telecopier or electronic mail and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.

            NOW, THEREFORE, the parties hereto have executed this Fourth Amendment as of the Fourth Amendment Date.

SELLER:

ANGELES INCOME PROPERTIES, LTD. 6,

a California limited partnership

By:       ANGELES REALTY CORPORATION II,

            a California corporation,

            its general partner

            By:  /s/John Spiegleman

            Name:  John Spiegleman

            Title:  Senior Vice President

PURCHASER:

HOMESTEAD ON LAKE LANSING, LLC,

a Michigan limited liability company

By: Maplegrove Property Management, LLC

a Michigan limited liability company, Manager

By:  /s/James F. Anderton, IV

Name:  James F. Anderton, IV

Title:  Manager